UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2020

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 5, 2020, Emerald Financial Services, LLC (“EFS”), a wholly-owned, indirect subsidiary of H&R Block, Inc. (the “Company”) and MetaBank, N.A. (“Meta”), a wholly-owned subsidiary of Meta Financial Group, Inc. entered into a Program Management Agreement (the “Meta PMA”).
Under the Meta PMA and its ancillary agreements and related product schedules, Meta will act as the bank provider of H&R Block-branded financial products, including Emerald Advance, Emerald Card, Emerald Savings, Refund Advance, and Refund Transfer through our retail and digital channels in the United States, Puerto Rico, Guam and certain identified U.S. military bases outside the United States. EFS will provide certain servicing and administrative support to Meta related to the H&R Block-branded financial products and provides broad indemnification to Meta, subject to limited exceptions. HRB Participant I, LLC, a wholly-owned, indirect subsidiary of the Company, will periodically purchase ninety percent participation interests in the receivables of Meta from the Emerald Advance product offered through H&R Block’s retail channels. The Meta PMA’s initial term ends on June 30, 2023, but extends automatically for one-year renewal terms, unless it is terminated by either of the parties by six months’ prior written notice in advance of the expiration of the initial term or then current renewal term. EFS has the right to terminate the Meta PMA under certain circumstances, including if Meta should lose its exemption from certain provisions of the Dodd-Frank Act known as the “Durbin Amendment.” Upon termination of the Meta PMA, EFS has the right to arrange the purchase of all of the affected accounts related to its ongoing product offerings.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	August 5, 2020	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary